UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 10, 2014

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NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4 Waterway Square Place, Suite 100
The Woodlands, Texas 77380
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 210-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

As previously announced, on October 22, 2013 (the “Execution Date”), Newfield International Holdings Inc. (“Seller”), a company formed under the laws of the Commonwealth of The Bahamas and a wholly-owned subsidiary of Newfield Exploration Company (“Newfield”), entered into a Share Purchase Agreement (the “Agreement”) with SapuraKencana Petroleum Berhad, a company formed under the laws of Malaysia (“Purchaser”).  Pursuant to the Agreement, Seller agreed to sell all of its equity interests in Newfield Malaysia Holding Inc. (the “Company”) for a total cash consideration of $898 million, as adjusted for effective time working capital and applicable closing adjustments (the “Transaction”). The Company holds the shares of Newfield Sabah Malaysia Inc., Newfield Peninsula Malaysia Inc. and Newfield Sarawak Malaysia Inc. (all collectively with the Company, the “Company Group”). The Company Group is responsible for the day to day operations of Newfield’s business in Malaysia.

On February 10, 2014, Seller and purchaser closed the Transaction.  After adjustment for an accounting effective date of June 30, 2013 and other customary adjustments, cash proceeds from the Transaction were approximately $896 million.

See Item 9.01(b) for pro forma financial information regarding the Transaction.

Copies of the Agreement and the First Amendment to the Share Purchase Agreement, dated February 9, 2014, are included as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.

Item 7.01  Regulation FD Disclosure

On February 11, 2014, Newfield issued a press release announcing the closing of the previously announced sale of its business offshore Malaysia to SapuraKencana Petroleum Berhad. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report, including the exhibits attached hereto as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01  Financial Statements and Exhibits

(b)           Pro forma financial information

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2013, and the unaudited pro forma condensed consolidated income statements for each of the years ended December 31, 2010, 2011 and 2012 that give effect to the disposition described herein are included as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(d)	Exhibits
	2.1	Share Purchase Agreement between Newfield International Holdings Inc. as Seller and SapuraKencana Berhad as Purchaser executed on October 22, 2013
	2.2	First Amendment to Share Purchase Agreement between Newfield International Holdings Inc. as Seller and SapuraKencana Berhad as Purchaser executed on February 9, 2014
	99.1	Press Release issued by Newfield on February 11, 2014
	99.2	Unaudited Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: February 14, 2014	By:	/s/ John D. Marziotti
John D. Marziotti
General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
2.1	Share Purchase Agreement between Newfield International Holdings Inc. as Seller and SapuraKencana Berhad as Purchaser executed on October 22, 2013
2.2	First Amendment to Share Purchase Agreement between Newfield International Holdings Inc. as Seller and SapuraKencana Berhad as Purchaser executed on February 9, 2014
99.1	Press Release issued by Newfield on February 11, 2014
99.2	Unaudited Pro Forma Financial Statements

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